UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):   September 5, 2003



                               Atrion Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                     0-10763                   63-0821819
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



One Allentown Parkway, Allen, Texas                                     75002
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, including area code:  (972) 390-9800


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Item 5. Other Events and Regulation FD Disclosure

     On September 5, 2003, Atrion Corporation (the "Company") announced the approval of a policy for the payment of quarterly dividends on the Company's common stock and the declaration of a quarterly dividend. A copy of the press release issued by the Company is attached as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

 Exhibit
   No.       Description
 -------     -----------

  99.1       Press Release dated September 5, 2003 issued by Atrion Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ATRION CORPORATION



                                                   By: /s/ Emile A. Battat
                                                   -----------------------------
                                                   Its: Chairman, President and
                                                        Chief Executive Officer

Date: September 5, 2003

                                INDEX TO EXHIBITS

 Exhibit
   No.       Description
 -------     -----------

  99.1       Press Release dated September 5, 2003 issued by Atrion Corporation.